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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 17, 2005



                                  649.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Texas                       000-30381             760495640
-----------------------------------  ------------------  -----------------------
  (State or other jurisdiction of     (Commission File        (IRS Employer
   incorporation or organization)          Number)          Identification No.)




     Suite 212, 1166 Alberni Street                     V6E 3Z3
  Vancouver, British Columbia, Canada
----------------------------------------  --------------------------------------
(Address of principal executive offices)               (Zip Code)


     Registrant's telephone number                  (604) 648-2090
       (including area code)
                                       ----

----------------------------------------  --------------------------------------
   (Former name or former address if                   (Zip Code)
      changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION  1     REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

               No  events  to  report.

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

               No  events  to  report.

ITEM  1.03     BANKRUPTCY  OR  RECEIVERSHIP.

               No  events  to  report.


SECTION  2     FINANCIAL  INFORMATION

ITEM  2.01     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

               No  events  to  report.

ITEM  2.02     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

               No  events  to  report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               On February 17th 2005, the Registrant signed a Promissory Note confirming a financial obligation in the amount of TWENTY-ONE THOUSAND U.S. DOLLARS (US$21,000.00). The loan shall be due and payable within 6 months, from date of execution, and shall earn simple interest at a rate of 10% per annum. In addition, the Registrant is responsible for a loan fee of 10% of the principal amount. Payment of the capital, accrued interest and loan fee shall be repayable by the Registrant at the end of the term.

               At the option of the Lender, the loan may be converted to common shares of the Registrant's stock, at any time prior to repayment.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No  events  to  report.

ITEM  2.05     COSTS  ASSOCIATED  WITH  EXIT  OR  DISPOSAL  ACTIVITIES.

               No  events  to  report.

ITEM  2.06     MATERIAL  IMPAIRMENTS.

               No  events  to  report.

SECTION  3     SECURITIES  AND  TRADING  MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No  events  to  report.
ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

               No  events  to  report.

ITEM  3.03     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

               No  events  to  report.


SECTION  4     MATTERS  RELATED  TO  ACCOUNTANTS  AND  FINANCIAL  STATEMENTS

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

               No  events  to  report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No  events  to  report.


SECTION  5     CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM  5.01     CHANGES  IN  CONTROL  OF  REGISTRANT.

               No  events  to  report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               No  events  to  report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               No  events  to  report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

               No  events  to  report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No  events  to  report.


SECTION  6     [RESERVED]

SECTION  7     REGULATION  FD

ITEM  7.01     REGULATION  FD  DISCLOSURE.

               No  events  to  report.


SECTION  8     OTHER  EVENTS

ITEM  8.01     OTHER  EVENTS.

               No  events  to  report.


SECTION  9     FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

               No  events  or  exhibits  to  report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


649.COM INC.


/s/ Mark Glusing
-----------------------------------
Mark Glusing, President

February 17, 2005
-----------------------------------
Date